SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

                                  Proxy Statement Pursuant to Section 14(a) of the
                                           Securities Exchange Act of 1934
                                                 (Amendment No.   )

Filed by the Registrant    x
Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement
         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
x        Definitive Proxy Statement
         Definitive Additional Materials
         Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                                   DILLARD'S, INC.
                                  (Name of Registrant as Specified In Its Charter)
                                                   DILLARD'S, INC.
                  (Name of Person(s) Filing Proxy Statement,if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):

 x       No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)       Title or each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3)       Per unit price or other  underlying value of transaction  computed  pursuant to Exchange Act Rule
                  0-11:1

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

         Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

        1 Set forth the amount on which the filing fee is calculated and state how it was determined.

DILLARD'S, INC.
PROXY STATEMENT

 DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2001

PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND                                                                   Little Rock, Arkansas
CLASS B COMMON STOCK:                                                                                  April 20, 2001

         Notice is hereby given that the annual meeting of  Stockholders  of Dillard's,  Inc.,  will be held at the auditorium of Dillard's Corporate Office,  1600 Cantrell Road, Little Rock, Arkansas on Saturday,  May 19, 2001, at
9:30 a.m. for the following purposes:

         1.       To elect 12  Directors of the Company  (four  Directors to  represent  Class A  Stockholders  and eight Directors to represent Class B Stockholders).

         2.       To transact  such other  business as may properly come before the meeting or any  adjournment  or adjournments thereof.

         The stock transfer books of the Company will not be closed,  but only  stockholders of record at the close of business on March 31, 2001, will be entitled to notice of, and to vote at, the meeting.

         Your  participation  in the meeting is earnestly  solicited.  If you do not expect to be present in person at the meeting,  please sign,  date, and fill in the enclosed Proxy and return it by mail in the enclosed  envelope to which no postage need be affixed if mailed in the United States of America.

                                                                                 By Order of the Board of Directors

                                                                                            JAMES I. FREEMAN
                                                                                            Senior Vice President,
                                                                                            Chief Financial Officer,
                                                                                            Assistant Secretary

                                                  DILLARD'S, INC.
                                                POST OFFICE BOX 486
                                            LITTLE ROCK, ARKANSAS 72203
                                             Telephone (501) 376-5200

                                                  April 20, 2001
PROXY STATEMENT

         The enclosed Proxy is solicited by and on behalf of the management of Dillard's,  Inc. (the "Company"),  a
Delaware corporation,  for use at the annual meeting of stockholders to be held on Saturday,  May 19, 2001, at 9:30
a.m. at the  auditorium  of Dillard's  Corporate  Office,  1600 Cantrell  Road,  Little Rock,  Arkansas,  or at any
adjournment or adjournments thereof.

         Any  stockholder  giving a Proxy has the power to revoke  it, at any time  before it is voted,  by written revocation  delivered to the Secretary of the Company.  Proxies  solicited  herein will be voted in accordance with any  directions  contained  therein,  unless  the  Proxy is  received  in such form or at such time as to render it ineligible  to  vote,  or  unless  properly  revoked.  If no  choice  is  specified,  the  shares  will be voted in accordance with the recommendations of the Board of Directors as described herein.

         If matters of business  other than those  described in the Proxy  properly  come before the  meeting,  the persons  named in the Proxy  will vote in  accordance  with  their  best  judgment  on such  matters.  The  Proxies solicited  herein shall not confer any authority to vote at any meeting of  stockholders  other than the meeting to be held on May 19, 2001, or any adjournment or adjournments thereof.

         The  cost of  soliciting  Proxies  will be borne by the  Company.  The  Company  will  reimburse  brokers, custodians,  nominees  and other  fiduciaries  for their  charges and  expenses  in  forwarding  proxy  material to beneficial  owners of shares.  In addition to solicitation by mail,  certain  officers and employees of the Company may solicit  Proxies by telephone,  telegraph and  personally.  These  persons will receive no  compensation  other than their regular  salaries.  The Company has retained D.F. King & Co.,  Inc., a professional  proxy  solicitation firm, to assist in the solicitation of proxies.  The fees of such firm are not expected to exceed $6,500.
OUTSTANDING STOCK; VOTING RIGHTS;
VOTE REQUIRED FOR APPROVAL

         The stock transfer books of the Company will not be closed,  but only  stockholders of record at the close of business on March 31,  2001,  will be entitled to notice of, and to vote at, the  meeting.  At that date,  there were  81,011,900  shares  of Class A  Common  Stock  outstanding  and  4,010,929  shares  of  Class B Common  Stock outstanding.

         Each  holder of Class A Common  Stock and each  holder of Class B Common  Stock  shall be  entitled to one vote on the matters  presented at the meeting for each share  standing in his name except that the holders of Class
A Common Stock are  empowered  as a class to elect  one-third  of the  Directors  and the holders of Class B Common
Stock are empowered as a class to elect  two-thirds  of the  Directors.  In order to provide for a more  manageable
Board  size,  12  nominees  have been named  instead of the 15 that are  provided  for by the  Company's  governing instruments.  Stockholders  will not be allowed to vote for a greater  number of nominees  than those named in this proxy  statement.  Nominees for director of each class,  to be elected,  must receive a plurality of the votes cast within that class.  Cumulative  voting for Directors is not  permitted.  Under Delaware  General  Corporate Law, if shares  are held by a broker  that  has  indicated  that it does  not  have  discretionary  authority  to vote on a particular  matter ("broker  non-votes"),  those shares will not be considered as present and entitled to vote with respect to that matter,  but such shares will be counted with respect to  determining  whether a quorum is present.
Abstentions will not be counted as votes cast for election of directors.

         The last date for the  acceptance of Proxies by  management is the close of business on May 18, 2001,  and no Proxy received after that date will be voted by management at the meeting.
PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain  information  regarding persons who beneficially owned five percent
(5%) or more of a class of the  Company's  outstanding  voting  securities  at the close of business on February 3,
2001.

                                                                                      No. of                   Percent
Name and Address                                         Class                     Shares Owned             Of Class (1)

AXA Financial, Inc.                                     Class A                      6,808,485(2)                   8.4%
1290 Avenue of the Americas
New York, NY  10104

Capital Research and                                    Class A                      8,820,000(2)                  10.9%
 Management Company
333 South Hope Street
Los Angeles, CA  90071

Dillard's, Inc. Retirement Trust                        Class A                      9,039,825(2)                  11.2%
1600 Cantrell Road
Little Rock, AR  72201

Dodge & Cox                                             Class A                      6,636,312(2)                   8.6%
One Sansome St. 35th Floor
San Francisco, CA  94014

W.D. Company (3)                                        Class A                           41,496                      *
Little Rock, Arkansas                                   Class B                        3,985,776                  99.4%

* Denotes less than 0.1%

(1)      At February 3, 2001 there were a total of  80,989,071  shares of the  Company's  Class A Common  Stock and
         4,010,929 shares of the Company's Class B Common Stock outstanding.

(2)      Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3)      William  Dillard,  Chairman of the Board of Directors of the Company,  William Dillard II, Chief Executive
         Officer, Alex Dillard,  President, and Mike Dillard,  Executive Vice President, are officers and directors of W.D. Company,  Inc. and own 24.4%,  25.1%,  23.3% and 22.0%,  respectively,  of the outstanding  voting stock of W.D. Company, Inc.
ELECTION OF DIRECTORS
         Four Directors  representing  Class A Stockholders and eight Directors  representing  Class B Stockholders are to be elected by the Class A Stockholders  and the Class B  Stockholders,  respectively,  at the annual meeting for a term of one year and  until the  election  and  qualification  of their  successors.  The  Proxies  solicited hereby will be voted "FOR" the election as Directors of the 12 persons  hereinafter  identified under "Nominees for
Election as Directors" if not specified  otherwise.  Management  does not know of any nominee who will be unable to serve,  but should any nominee be unable or decline to serve,  the  discretionary  authority  provided in the Proxy will be  exercised  to vote  for a  substitute  or  substitutes.  Management  has no  reason  to  believe  that any substitute nominee will be required.

         In 1998, the Company  adopted a resolution  amending its by-laws to provide that  nominations to represent
Class A stockholders  shall be of independent  persons only. For these  purposes,  independent  shall mean a person who: has not been  employed by the Company or an affiliate in any  executive  capacity  within the last five years;
was not, and is not a member of a corporation  or firm that is one of the Company's  paid advisers or  consultants;
is not  employed  by a  significant  customer,  supplier  or provider  of  professional  services;  has no personal services  contract  with the Company;  is not employed by a foundation  or  university  that  receives  significant grants or endowments  from the Company;  is not a relative of the  management of the Company;  is not a shareholder who has signed  shareholder  agreements  legally binding him to vote with management;  and is not the chairman of a company on which Dillard's, Inc. Chairman or Chief Executive Officer is also a board member.

         All of the nominees to represent  Class A  Stockholders  listed below  qualify as  independent  persons as defined in the above resolution

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 12 PERSONS HEREINAFTER IDENTIFIED.

NOMINEES FOR ELECTION AS DIRECTORS
         The following table briefly  indicates the principal  occupation of each nominee,  the approximate  number of shares of Class A and Class B Common Stock of the Company  beneficially  owned by each nominee as of February 3,
2001, and the year each nominee first was elected as a Director.  The table also indicates the  approximate  number of shares of Class A and Class B Common Stock of the Company  beneficially  owned by the executive  officers  named under  "Compensation  of Directors  and  Executive  Officers"  and the number of shares  beneficially  owned by the directors and executive officers, as a group, as of February 3, 2001.

Name                           Age     Principal Occupation    Director Since    Shares of Common Stock Beneficially          Percent of
                                                                                         Owned as of 2/03/2001 (1)              Class

William Dillard (b)(2)         86       Chairman of the Board    1964       Class A                  841,222   (3)                    1.0%
                                            of the Company                  Class B                3,985,776   (3)                   99.4%

Calvin N. Clyde Jr. (b)        80       Chairman of the Board,   1985       Class A                   25,087   (4)                       *
                                        T.B. Butler Publishing              Class B                     None
                                         Co., Inc., Tyler, TX

Robert C. Connor (a)           59            Investments         1987       Class A                   28,009   (5)                       *
                                                                            Class B                     None

Drue Corbusier (b)             54           Executive Vice       1994       Class A                  692,294   (6)                     .8%
                                       President of the Company             Class B                     None

Will D. Davis (a)              71      Partner, Heath, Davis &   1972       Class A                   30,440   (7)                       *
                                         McCalla, Attorneys,                Class B                     None
                                              Austin, TX

Alex Dillard (b)(2)            51      President of the Company  1975       Class A                1,610,328   (3)                    2.0%
                                                                            Class B                3,985,776   (3)                   99.4%
Mike Dillard (b)(2)            49           Executive Vice       1976       Class A                1,222,515   (3)                    1.5%
                                       President of the Company             Class B                3,985,776   (3)                   99.4%

William Dillard II              56      Chief Executive Officer    1967     Class A                1,741,104   (3)                    2.1%
(b)(2)                                       of the Company                 Class B                3,985,776   (3)                   99.4%

James I. Freeman (b)            51     Senior Vice President and   1991     Class A                  648,954   (8)                     .8%
                                        Chief Financial Officer             Class B                     None
                                             of the Company

John Paul Hammerschmidt (a)     78     Retired Member of Congress  1992     Class A                   20,000   (9)                       *
                                                                            Class B                     None
John H. Johnson (a)             83         Chairman and Chief      1986     Class A                   23,000   (10)                      *
                                           Executive Officer,               Class B                     None
                                           Johnson Publishing
                                       Company, Inc., Chicago, IL

William H. Sutton (b)           70     Managing Partner, Friday,   1994     Class A                   26,000   (11)                      *
                                           Eldredge & Clark,                Class B                     None
                                       Attorneys, Little Rock, AR
All Nominees and Executive                                                  Class A                8,075,337   (12)(13)               9.3%
Officers as a Group (a total                                                Class B                3,985,776   (12)                  99.4%
of 21 persons)

(a)    Class A Director
(b)    Class B Director
*Denotes less than 0.1%

(1)   Based on information furnished by the respective individuals.

(2)   William Dillard is a director and officer of W. D.  Company,  Inc. and owns 24.4% of the  outstanding  voting stock of such  company.  William  Dillard  II,  Alex  Dillard  and Mike  Dillard  are sons of William
              Dillard  and are  directors  and  officers of W. D.  Company,  Inc.  and own 25.1%,  23.3% and 22.0%,
              respectively, of the outstanding voting stock of such company.

(3)      Includes  41,496  shares of Class A Common  Stock and  3,985,776  of Class B Common  Stock  owned by W. D.
              Company,  Inc., in which shares William  Dillard,  William  Dillard II, Alex Dillard and Mike Dillard
              are each  deemed to have a  beneficial  interest  due to their  respective  relationships  with W. D.
              Company,   Inc.  See  "Principal  Holders  of  Voting  Securities."  William  Dillard  and  his  wife individually  own  311,469  and 2,772  shares,  respectively,  of Class A Common  Stock;  he has sole voting power with respect to 19,485  shares held in trust for three minor  children and has the right to acquire beneficial  ownership of 466,000 shares pursuant to currently  exercisable options granted under Company stock option plans.  William  Dillard II  individually  owns 589,608  shares of Class A
              Common  Stock and has the right to acquire  beneficial  ownership  of  1,110,000  shares  pursuant to currently  exercisable  options  granted under Company stock option plans.  Alex Dillard and his wife individually  own 410,521 and 48,311 shares,  respectively,  of Class A Common Stock,  and he has the right to acquire beneficial  ownership of 1,110,000 shares pursuant to currently  exercisable options granted under Company stock option plans.  Mike Dillard  individually  owns 310,114 shares of Class A
              Common  Stock,  has sole  voting  power with  respect to 40,905  shares held in trust for three minor children and has the right to acquire  beneficial  ownership of 830,000 shares  pursuant to currently exercisable options granted under Company stock option plans.

(4)   Calvin N. Clyde owns 6,087 shares of Class A Common Stock and has the right to acquire  beneficial  ownership of 19,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(5)   Includes  nine shares  owned by his wife.  Robert C. Connor owns 9,000 shares of Class A Common Stock and has the right to  acquire  beneficial  ownership  of 19,000  shares  pursuant  to  currently  exercisable options granted under Company stock option plans.

(6)      Drue  Corbusier  owns  132,294  shares of Class A Common  Stock and has the  right to  acquire  beneficial ownership of 560,000 shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(7)      Will D.  Davis  owns  11,440  shares  of Class A Common  Stock  and has the  right to  acquire  beneficial ownership of 19,000  shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(8)      James I.  Freeman  owns  113,880  shares of Class A Common  Stock,  has sole voting  power with respect to
              3,600  shares held in trust for a minor child and has the right to acquire  beneficial  ownership  of
              531,474 shares pursuant to currently exercisable options granted under Company stock option plans.

(9)      John  Paul  Hammerschmidt  owns  1,000  shares  of  Class A Common  Stock  and has the  right  to  acquire beneficial  ownership  of 19,000  shares  pursuant to currently  exercisable  options  granted  under
              Company stock option plans.

(10)     Johnson Publishing Company,  Inc., of which John H. Johnson is Chairman and Chief Executive Officer,  owns
              3,000 shares of Class A Common Stock.  Mr. Johnson  individually  owns 1,000 shares of Class A Common
              Stock and he has the right to acquire  beneficial  ownership of 19,000  shares  pursuant to currently exercisable options granted under Company stock option plans.

(11)     William H.  Sutton  owns  10,000  shares of Class A Common  Stock and has the right to acquire  beneficial ownership of 16,000  shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(12)     The shares in which  William  Dillard,  William  Dillard II, Alex  Dillard and Mike  Dillard are deemed to have a beneficial interest due to their respective  relationships with W. D. Company,  Inc. have been included in this computation only once and were not aggregated for such purpose.

(13)     Includes the right to acquire beneficial  ownership of 5,790,224 shares pursuant to currently  exercisable options granted under Company stock option plans.

      The following nominees for director also hold directorships in the designated companies:

Name                                           Director of

William Dillard, II                            Acxiom Corporation and Barnes & Noble, Inc.
John Paul Hammerschmidt                        American Freightways Corporation,  First Federal Bank of Arkansas, and
                                               Southwestern Energy Co.

      The business  associations  of the nominees as shown in the table under  "Nominees for Election as Directors"
have been  continued  for more than five years,  except  that prior to 1998  William  Dillard  was Chief  Executive
Officer of the  Company,  Drue  Corbusier  was Vice  President  of the Company,  Alex  Dillard was  Executive  Vice
President of the Company and William  Dillard II was President  and Chief  Operating  Officer of the Company.  Each
nominee for  Director  was elected to the Board of Directors  at the annual  meeting of  stockholders  held May 20,
2000.

      The Board of Directors met four times during the last 12 months,  on May 20, August 12, and November 18, 2000 and March 10, 2001.

      Audit  Committee  members are Calvin N. Clyde,  Jr.,  Robert C. Connor,  Chairman;  and John H. Johnson.  The
Audit Committee held four meetings during the year.

      The Executive  Compensation  Committee  members are Robert C. Connor;  Will D. Davis,  Chairman and John Paul
Hammerschmidt.  The Executive Compensation Committee held two meetings during the year.

      The  Stock  Option  Committee  members  are  Robert  C.  Connor;  Will  D.  Davis,  Chairman  and  John  Paul
Hammerschmidt.  The Stock Option Committee held two meetings during the year.

      All of the nominees for director  attended at least 75% of the  aggregate of (1) the total number of meetings of the Board of Directors  and (2) the total number of meetings  held by all  committees of the board on which they served.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

 Cash and Other Compensation
    The following table sets forth, for the fiscal years  indicated,  the cash and other  compensation  provided by the Company  and its  subsidiaries  to the Chief  Executive  Officer  and each of the four most highly  compensated executive officers (the "named executive officers") of the Company in all capacities in which they served.

                                             Summary Compensation Table

                                                                                      Long Term Compensation
                                                                              ---------------------------- ----------

                                               Annual Compensation                      Awards               Payouts
                                    ----------- ------------ ---------------- --------------- ------------ ----------

           (a)                (b)       (c)          (d)           (e)              (f)            (g)         (h)          (i)

                                                              Other Annual      Restricted    Securities      LTIP       All Other
Name and Principal                                            Compensation         Stock      Underlying     Payouts     Compensa-
Position                    Year     Salary($)    Bonus($)         ($)          Award(s)($)     Options/       ($)      tion($)(1)
                                                                                              SARs(#)
--------------------------- ------- ----------- ------------ ---------------- --------------- ------------ ---------- ---------------

William Dillard II
Chief Executive Officer      2000     $710,000      $     0        --               --            160,000      --           $166,150
                             1999      680,000    1,335,000        --               --            350,000      --            139,900
                             1998      650,000      650,000        --               --            150,000      --            244,823

Alex Dillard                 2000      620,000            0        --               --            160,000      --            155,270
President                    1999      590,000    1,335,000        --               --            350,000      --            129,120
                             1998      560,000      650,000        --               --            150,000      --            210,080

Mike Dillard                 2000      540,000            0        --               --             80,000      --            110,900
Executive Vice President     1999      520,000      690,000        --               --            200,000      --             79,400
                             1998      500,000      340,000        --               --            100,000      --            155,639

Drue Corbusier               2000      500,000            0        --               --             80,000      --            101,110
Executive Vice President     1999      475,000      625,000        --               --            200,000      --             83,610
                             1998      450,000      300,000        --               --            100,000      --             92,600

James I. Freeman             2000      500,000            0        --               --             80,000      --             79,400
Senior Vice President and    1999      475,000      465,000        --               --            200,000      --             60,150
Chief Financial Officer      1998      445,000      250,000        --               --            100,000      --            105,758

(1)   Amounts  represent the Company's defined  contributions  for the benefit of the named executive  officers pursuant to its Retirement Plans.
Stock Option Grants
      The following  table sets forth  information  concerning  stock options granted under the Company's 2000 Stock
Option Plan to the named executive officers:

                                        Option/SAR Grants in Last Fiscal Year

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                                                                                  Annual Rates of
                                                                                                    Stock Price
                                                                                                 Appreciation for
                                     Individual Grants                                              Option Term
--------------------------------- ------------- ---------------- -------------- ------------- ------------ ------------

              (a)                      (b)             (c)             (d)           (e)          (f)           (g)

                                    Number of
                                  Securities
                                   Underlying     % of Total
                                    Options/      Options/SARs
                                  SARs Gran-       Granted to      Exercise or   Expiration
                                   ted (#)(1)     Employees in     Base Price       Date        5% ($)        10% ($)
             Name                                  Fiscal Year       ($/Sh)
-------------------------------- --------------- ---------------- -------------- ------------- ------------ ------------

William Dillard II                     160,000             7.4%      $10.44       12/15/2007     $679,600   $1,584,240

Alex Dillard                           160,000              7.4       10.44       12/15/2007      679,600    1,584,240

Mike Dillard                            80,000              3.7       10.44       12/15/2007      339,800      792,120

Drue Corbusier                          80,000              3.7       10.44       12/15/2007      339,800      792,120

James I.  Freeman                       80,000              3.7       10.44       12/15/2007      339,800      792,120

(1)   If payment for shares upon exercise of any of these options is made with shares of the Company's  common stock owned by the optionee,  the optionee shall be granted on that date an option  ("Reload  Option") to purchase a number of shares  equal to the number of shares  tendered to the  Company.  The  exercise  price of the Reload
      Option  shall be the market price of the  Company's  common  stock on the Reload  Option  grant date,  and the expiration date of the Reload Option shall be the same as that of the original option.
Stock Option Exercises and Holdings
      The following table sets forth information  concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

               (a)                          (b)                 (c)                     (d)                          (e)

                                                                            Number of Securities Underlying
                                                                               Unexercised Options/         Value of Unexercised
                                                                                SARs at FY-End (#)          In-the-Money Options/
                                                                                                            SARs at FY-End ($)(1)
                                    Shares Acquired                         Exercisable
              Name                    on Exercise (#)   Value Realized ($)         Unexercisable         Exercisable
                                                                                                                Unexercisable
----------------------------------- ------------------- ------------------- ---------------------------- ----------------------------

William Dillard II                                   0               $   0  1,110,000       0            $   790,000     $      0

Alex Dillard                                         0                   0  1,110,000       0                 790,000             0

Mike Dillard                                         0                   0  830,000         0                  395,000           0

Drue Corbusier                                       0                   0  560,000         0                  395,000           0

James I. Freeman                                     0                   0  531,474         0                  395,000          0

(1)   Represents  the  amount by which the market  price at fiscal  year end of the  shares  underlying  unexercised options exceeds the exercise price for such shares.
Pension Plan

      The following table shows the estimated  annual  benefits  payable  pursuant to the Company's  pension plan to persons in specified compensation and years of service categories upon retirement.

                                                 Pension Plan Table
                                                  Years of Service
Compensation                     15                20                 25                 30                35
                  $300,000          $67,500           $92,066            $117,066          $142,066          $167,066
                   350,000           79,566           108,733             137,900           167,066           196,233
                   400,000           92,066           125,400             158,733           192,066           225,400
                   450,000          104,566           142,066             179,566           217,066           254,567
                   500,000          117,066           158,733             200,400           242,067           283,733
                   550,000          129,566           175,400             221,233           267,067           312,900
                   600,000          142,066           192,066             242,067           292,067           342,067
                   650,000          154,566           208,733             262,900           317,067           371,233
                   700,000          167,066           225,400             283,733           342,067           400,400

      A participant's  compensation  covered by the Company's pension plan is his average salary (as reported in the
Summary  Compensation  Table) for the last five years of his  employment  with the Company.  The  credited  years of service for each of the named  executive  officers is as follows:  William  Dillard II, 32 years;  Alex Dillard,  29 years;  Mike Dillard,  29 years;  Drue  Corbusier,  32 years;  and James I. Freeman,  12 years.  Benefits  shown are computed  as a single  life  annuity  with five  years  term  certain  beginning  at age 65 and are not  subject  to deduction for social security or other offset amounts.
Compensation of Directors
      Directors  who are not  officers of the Company  each  receive an annual  retainer of $20,000 as well as 1,000 shares of Class A Common Stock. In addition,  committee  chairmen  receive an annual retainer of $10,000.  Directors who are not officers also receive $1,500 for attendance at each board  meeting,  $1,000 for each committee  meeting, and actual travel expenses.
Report of Executive Compensation and Stock Option Committees
      The following report addressing the Company's  compensation policies for executive officers for fiscal 2000 is submitted by the Executive  Compensation and Stock Option Committees (the "Compensation  Committee") of the Board of
Directors.
General
The  Compensation  Committee,  which is composed of  independent  directors  who are not  employees  of the Company, establishes  policies  relating to the  compensation of employees and oversees the  administration  of the Company's employee  benefit  plans.  The  compensation  program of the Company has been  designed (1) to provide  compensation opportunities  that are  equivalent  to those  offered by  comparable  companies,  thereby  allowing  the Company to compete for and retain  talented  executives who are critical to the Company's  long-term  success,  (2) to motivate key senior  officers  by  rewarding  them for  attainment  of  profitability  of the  Company,  and (3) to align the interests of executives  with the long-term  interests of  stockholders  by awarding  stock options to executives as part of the compensation provided to them.

In order to develop a competitive  compensation  package for the executive officers of the Company, the Compensation
Committee  compares the Company's  compensation  package with those of a comparison  group.  The comparison group is composed of department  stores,  specialty stores and other public companies that were  family-founded  and continue to be  family-managed.  Not all of the  companies  in the  comparison  group are  included in the  Standard & Poor's
Department  Store  Index.  The  Compensation  Committee  believes  that the  companies in the  comparison  group are comparable  to the Company in management  style and  management  culture.  Although the  Compensation  Committee has made these  comparisons,  it also has taken into account that as the Company has grown in size, the number of senior executives has not grown  proportionately,  so that the number of senior executives retained by the Company is lower than the number of senior executives at other companies of similar size.

Currently,  the  Company's  compensation  program  consists of salary,  annual cash  performance  bonus based on the
profitability  of  the  Company,  and  long-term  incentive   opportunities  in  the  form  of  stock  options.  The
compensation  program is focused both on short-term and long-term  performance of the Company,  rewarding executives for both achievement of profitability and growth in stockholder value.

Salary -- Each year the  Compensation  Committee  establishes the salary for all executive  officers.  Such salaries are  set  at the  discretion  of the  Compensation  Committee  and  are  not  specifically  related  to any  company performance  criteria,  as are both the cash  performance  bonus  and  stock  option  portions  of the  compensation program,  which are discussed  below.  The  Compensation  Committee  does,  however,  base any increase in salary on targets  based on a  regression  analysis of salaries  paid versus  total  revenues for the  comparison  group.  For fiscal  2000,  the  salaries  set by the  Compensation  Committee  were below the target  salaries  produced by this analysis.

Cash Performance  Bonus -- Cash  performance  bonuses may be paid annually to senior  management.  For bonuses to be paid,  however,  the Company  must have income  before  federal and state income  taxes  ("pre-tax  income") for the fiscal year.  The  Compensation  Committee,  within  ninety (90) days after the start of a fiscal  year,  designates those  individuals  in senior  management  eligible  to receive a cash  performance  bonus.  Bonuses are paid at the conclusion  of a  fiscal  year  from a bonus  pool,  which  is equal to one and  one-half  percent  (1-1/2%)  of the
Company's  pre-tax  income plus three and one-half  (3-1/2%) of the increase in pre-tax income over the prior fiscal year. When the  Compensation  Committee  designates the individuals  eligible to participate in the cash performance bonus program,  it also designates the percent of the bonus pool each  individual  will be entitled to receive.  The
Compensation  Committee  retains at all times the  authority to adjust  downward the amount of bonus any  individual may receive pursuant to the  above-described  formula.  For fiscal 2000, the Company experienced a pre-tax income of
$140,860,000 and no increase in pre-tax income.

The  Compensation  Committee  decided to eliminate the amount of bonus,  which the named  executive  officers  would receive for fiscal 2000.

Stock Options -- Stock option  grants under the Company's  2000  Incentive and  Non-Qualified  Stock Option Plan are
utilized by the Company for  long-term  incentive  compensation  for executive  officers.  These stock option grants relate their  compensation  directly to the performance of the Company's  stock.  The exercise price for the options granted is one hundred  percent  (100%) of the fair market value of the shares  underlying  such options on the date of grant and have value to the executive  officers only if the Company's  stock price  increases.  The stock options are  exercisable  on or after  December 15, 2000.  When making  option  grants,  the Stock Option  Committee and the
Compensation Committee do not consider the number of options already held by an executive officer.

As discussed in previous  Compensation  Committee  Reports,  the Omnibus Budget  Reconciliation Act of 1993 prevents public  corporations from deducting as a business expense that portion of compensation  exceeding $1 million paid to
a  named  executive  officer  in  the  Summary   Compensation   Table.  This  deduction  limit  does  not  apply  to
"performance-based  compensation."  The Compensation  Committee believes that the necessary steps have been taken to qualify as  performance-based  compensation the compensation  paid under the cash performance bonus and stock option portions of the Company's compensation program.
Chief Executive Officer
In setting the Chief Executive  Officer's  compensation,  the  Compensation  Committee makes the same  determination with regard to salary,  cash  performance  bonus and stock options as discussed  above for the other named executive officers.  For fiscal  2000,  the  increase  in the Chief  Executive  Officer's  salary  over the prior  fiscal year resulted in a salary lower than the target salary produced by the regression analysis discussed above

Robert C. Connor
John Paul Hammerschmidt
Will D. Davis, Chairman
Company Performance
      The graph below compares for each of the last five fiscal years the cumulative  total returns on the Company's
Class A Common  Stock,  the  Standard & Poor's 500 Index and the  Standard & Poor's  Department  Stores  Index.  The
cumulative  total return on the  Company's  Class A Common Stock  assumes $100 invested in such stock on February 4,
1996 and assumes reinvestment of dividends.

                                   1996       1997         1998        1999       2000
Dillard                 100      101.27     119.66        84.85       66.23      53.49
S&P 500                 100      126.43     160.56       212.89      229.19     224.43
S&P Dpt Strs            100      108.82     143.94        142.7      112.15     145.12
CERTAIN RELATIONSHIPS AND TRANSACTIONS
      William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are children of William Dillard.

      Mr. William H. Sutton is Managing Partner of the law firm Friday,  Eldredge & Clark,  which is retained by the
Company for legal services.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities  Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's  Class A Common Stock,  to file with the  Securities and Exchange
Commission  and the New York Stock  Exchange  initial  reports of  ownership  and reports of changes in ownership of stock of the Company.

      To the Company's knowledge,  based solely on a review of copies of reports provided by such individuals to the
Company and written  representations  of such  individuals  that no other reports were  required,  during the fiscal year ended  February 3, 2001,  all Section  16(a) filing  requirements  applicable  to its  officers,  directors and greater than 10% beneficial owners were complied with.

              Management  of the  Company  knows  of no  other  matters  that may  come  before  the  meeting.
However,  if any matters other than those  referred to herein should  properly come before the meeting,  it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.
AUDIT COMMITTEE REPORT
         The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which
is attached as Appendix A.   Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended
February 3, 2001 with management and the independent auditors, Deloitte & Touche LLP.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

         The discussions with Deloitte & Touche LLP included the matters required by Statement on Auditing
Standards No. 61, as amended (Communications with Audit Committees).  Deloitte & Touche LLP provided to the Audit
Committee the written disclosures and the letter regarding its independence as required by Independence Standards
Board Standard No. 1 (Independence Discussions with Audit Committees).  The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

         Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of
Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form
10-K to be filed with the Securities and Exchange Commission for the year ended February 3, 2001.

Robert C. Connor
Calvin N. Clyde
John H. Johnson
INDEPENDENT PUBLIC ACCOUNTANTS
              A  representative  of Deloitte & Touche LLP, the Company's  independent  public  accountants for fiscal year 2000 and the current year, will be present at the meeting,  will have the opportunity to make a statement, and also will be available to respond to appropriate questions.
Audit Fees
              Deloitte  & Touche  LLP  billed  the  Company  a total of  $670,000  for  professional  services rendered for the audit of the Company's annual  financial  statements for the year ended February 3, 2001 and for the review of the financial  statements  included in the Company's quarterly reports on Form 10-Q for fiscal 2000.
Financial Systems Design and Implementation Fees
              No fees were paid to  Deloitte & Touche LLP for any  information  technology  services  (of the type described in Rule 2-01(c)(4)(ii)(B) of Regulation S-X) during 2000.
All Other Fees
              The Company paid  Deloitte & Touche LLP an  aggregate  of $673,502 for all services  rendered by
     Deloitte & Touche LLP other than the audit and  financial  systems  design and  implementation  described above.

              The Audit  Committee of the Board of Directors has considered  whether the provision of services described  above  under  "Financial  Systems  Design and  Implementation  Fees" and "All  Other  Fees" is
     compatible with maintaining the independence of Deloitte & Touche LLP.
STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
              Proposals  of  stockholders  intended  to be  presented  at  the  Company's  annual  meeting  of stockholders  in 2002 must be received by the Company at its principal  executive  offices not later than
     December 21, 2001 in order to be included in the Company's  Proxy Statement and form of Proxy relating to that meeting.
ANNUAL REPORTS
              The Company's annual report for the fiscal year ended February 3, 2001 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

              A COPY OF THE COMPANY'S  ANNUAL REPORT ON FORM 10-K,  INCLUDING  THE  FINANCIAL  STATEMENTS  AND
     SCHEDULES  THERETO,  REQUIRED TO BE FILED WITH THE  SECURITIES AND EXCHANGE  COMMISSION,  MAY BE OBTAINED
     WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:
DILLARD'S, INC.
Post Office Box 486
Little Rock, Arkansas 72203
Attention: James I. Freeman,
Senior Vice President,
Chief Financial Officer

                                                                            By Order of the Board of Directors

                                                                                                   JAMES I. FREEMAN
                                                                                             Senior Vice President,
                                                                                           Chief Financial Officer,
                                                                                                Assistant Secretary

Appendix A
Dillard's, Inc.
Audit Committee Charter

This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Dillard's,
Inc.  The Audit Committee of the Board (the "Committee") shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.
Role and Independence: Organization
The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company.  It may also have such other duties as may from time to time be assigned to it by the Board.  The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment.  Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or relating financial management expertise, all as set forth in the applicable rules of the
New York Stock Exchange.  The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management.  In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel.
The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair.  The chair shall be responsible for the leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board.  The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary.  At least once each year, the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.
Responsibilities
Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.  The Committee shall be responsible for:

o        Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company.  Such auditors are ultimately accountable to the
     Board and the Committee, as representatives of the shareholders.

o        Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

o        Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1.  The
     Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

o        Reviewing the audited financial statements and discussing them with management and the independent auditors.  These discussions shall include the matters required to be discussed under Statement of Auditing
     Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the
     Committee or the independent auditors shall deem appropriate.  Based on such review, the Committee shall make its recommendations to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

o        Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

o        Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

o        Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors.  (These discussions may be held with the Committee as a whole or with the
     Committee chair in person or by telephone.)

o        Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectively, responsibilities, plans, results, budget and staffing.

o        Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

o        Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight.  Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements.  The
Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements or other financial information provided by the Company to its shareholders and others.

                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William  Dillard  and James I.  Freeman as  Proxies,  each with the power to appoint his substitute,  and  hereby  authorizes  them  to  represent  and vote,  as  designated  below,  all the  shares  of the Class A
                                                     Common  Stock  of  Dillard's,  Inc.,  held  of  record  by the undersigned  on March  31,  2001,  at the  annual  meeting  of stockholders  to be held on May 19, 2001,  or any  adjournment thereof.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR        all        Class        A        ?        WITHHOLD         AUTHORITY
nominees listed to vote for all                                             below (except as Class A nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE,  STRIKE A LINE THROUGH THE NOMINEE'S NAME
IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * John H. Johnson
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal
-------------------------------------------------------------------------------------------------------------------

2.       In their  discretion,  the Proxies are  authorized  to vote upon such other  business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Please  sign  exactly as name  appears  below.  When  shares are held by joint  tenants,  both  should  sign.  When signing  as  attorney,  executor,  administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation,  please sign in full  corporate  name by  President or other  authorized  officer.  If a  partnership, please sign in partnership name by authorized person.

DATED:                , 2001
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William  Dillard  and James I.  Freeman as  Proxies,  each with the power to appoint his substitute,  and  hereby  authorizes  them  to  represent  and vote,  as  designated  below,  all the  shares  of the Class B
                                                     Common  Stock  of  Dillard's,  Inc.,  held  of  record  by the undersigned  on March  31,  2001,  at the  annual  meeting  of stockholders  to be held on May 19, 2001,  or any  adjournment thereof.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR        all        Class        B        ?        WITHHOLD         AUTHORITY
nominees listed to vote for all                                             below (except as Class B nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE,  STRIKE A LINE THROUGH THE NOMINEE'S NAME
IN THE LIST BELOW.)

Class B Nominees

William  Dillard * Calvin N. Clyde,  Jr. * Drue  Corbusier  * Alex  Dillard * Mike  Dillard * William  Dillard II *
James I. Freeman * William H. Sutton
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal.
-------------------------------------------------------------------------------------------------------------------

2.       In their  discretion,  the Proxies are  authorized  to vote upon such other  business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Please  sign  exactly as name  appears  below.  When  shares are held by joint  tenants,  both  should  sign.  When signing  as  attorney,  executor,  administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation,  please sign in full  corporate  name by  President or other  authorized  officer.  If a  partnership, please sign in partnership name by authorized person.

DATED:                , 2001
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.